                                                                  Exhibit 10.71

                         CALYPTE BIOMEDICAL CORPORATION


                             1265 HARBOR BAY PARKWAY
                                ALAMEDA, CA 94502

May 16, 2000

Beijing Hua Ai Science and Technology
 Development Co. Ltd.
National Center For AIDS Prevention and Control
27 NanWei Road
Beijing, People's Republic of China
100050

Re: AUTHORIZED INTERNATIONAL EXCLUSIVE DISTRIBUTOR AGREEMENT FOR PEOPLE'S REPUBLIC OF CHINA

Gentlemen:

         This letter sets forth our Agreement with Beijing Hua Ai Science and Technology Development Co. Ltd. (the "Distributor"), under The National Center For AIDS Prevention And Control ("NCAIDS, CHINA") and the Chinese Academy of Preventive Medicine, with respect to the distribution by the Distributor, in the People's Republic of China, Hong Kong and Macau (the "Territory"), of Calypte's Human Immunodeficiency Virus ("HIV") diagnostic products (the "Products"). Subject to Section 21(g), this Agreement will become effective as of the date hereof (the "Effective Date").

         1.       APPOINTMENT AS CALYPTE'S EXCLUSIVE DISTRIBUTOR IN THE
TERRITORY. [*]

         2. DISTRIBUTOR GENERAL OBLIGATIONS. In addition to other Distributor obligations specifically described in other parts of this Agreement, Distributor will have the following obligations:

                  (a) DISTRIBUTE CALYPTE PRODUCTS. Distributor will use its best efforts, with our cooperation, to promote the distribution and sale of Calypte Products within the Territory in accordance with this Agreement and with all applicable laws. Distributor also agrees not to distribute any assay for the detection of HIV or antibodies to HIV based on non-blood methods other than those manufactured by the Company.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                  (b) DISTRIBUTOR PERSONNEL. Distributor will train and maintain a sufficient number of capable technical and sales personnel to have the knowledge and training necessary to inform Distributor customers as to the features and capabilities of Calypte Products and, if necessary, competitive products, and to support Calypte Products in accordance with Distributor obligations under this Agreement. Distributor and Calypte will cooperate with respect to training of Distributor's technical and sales personnel concerning Calypte Products, including subsequent agreement by us in writing, as an amendment to this Agreement, as necessary, as to the nature of training, the amount of training time, and which of us will pay for travel and living expenses for training Distributor personnel.

                  (c) CUSTOMER SUPPORT. Distributor will provide pre-sales and post-sales service and support for all Calypte Products located in the Territory. Distributor will timely respond to Distributor customers' general questions concerning use of Calypte Products. Distributor also will assist customers in the diagnosis and correction of problems encountered in using Calypte Products, and will keep Calypte apprised of the general nature of such questions and of such problems.

                  (d) CERTAIN GOVERNMENTAL MATTERS. Distributor agrees it will use its best efforts to obtain as soon as possible all necessary governmental approvals needed to distribute the Product. [*] Distributor will cause the registration rights to be under the name of Calypte. Calypte will be under no obligation to ship Calypte Products to Distributor until Distributor have provided us with satisfactory evidence that the approvals, notifications or registrations referred to in this paragraph either are not required or that they have been timely and properly obtained.

                  (e) RECORDS. During the term of this Agreement and for at least twelve (12) months after termination of this Agreement, Distributor will maintain records and contracts relating to Distributor's distribution of Calypte Products, and Distributor will permit examination of those records and contracts by Calypte's authorized representatives at all reasonable times.

                  (f) REPORTS. Within thirty (30) days of the end of each quarter, Distributor will provide Calypte with a written report showing: (a) Distributor shipments of Calypte Products in the Territory by number of tests;
(b) forecasts of Distributor anticipated orders of Calypte Products; and (c) Distributor's current inventory levels of Calypte Products.


         3.       DISTRIBUTOR MINIMUM PURCHASE REQUIREMENTS. [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[*]
         4.       OUR MUTUAL OBLIGATIONS.

                  (a) COOPERATION TO DISCUSS MARKET CONDITIONS. Calypte and Distributor will discuss with each other any market information that comes to either of our attention concerning Calypte, Calypte Products, Calypte's market position or the continued competitiveness of Calypte Products in the Territory, and related to market conditions for HIV diagnostic products, sales forecasting and product planning relating to Calypte Products.

                  (b) COSTS AND EXPENSES. Except as expressly provided in this Agreement or otherwise agreed to in writing by us with Distributor, each of us will pay our own costs and expenses that each party separately incurs in performing our separate obligations under this Agreement.

                  (c) COMPLIANCE WITH LAWS. Each of us will comply with all international, national, state, regional and local laws and regulations ("Laws") that are applicable to us. In particular, (i) Calypte will comply with all Laws applicable to our manufacture and sale to Distributor of Calypte Products, including without limitation all applicable regulations of the U.S. Food and Drug Administration (the "FDA), and (ii) Distributor will comply with all Laws applicable to Distributor importation, storage, sale and support of Calypte Products in the Territory.

         5. OUR REPRESENTATIONS AND WARRANTIES TO DISTRIBUTOR CONCERNING CALYPTE PRODUCTS.

                  (a) GENERAL. Calypte represents to Distributor that Calypte possesses good and marketable title to whatever Calypte Products Calypte shall sell to Distributor under this Agreement and that such Calypte Products: (a) have been manufactured by Calypte in accordance with our quality control processes and standards and with all applicable requirements of the applicable regulatory body or agency within the Territory, (b) conform to our applicable specifications for such Calypte Products and are free from defects in design, materials and workmanship, (c) are of good merchantable quality and fit for their intended purposes, and (d) will pass the testing standards required by State Drug Administration in China ("SDA") for the importation of the Calypte Products into China. [*]

                  (b) LIMITED WARRANTY. Our only warranty for Calypte Products is as set out in our written warranty accompanying Calypte Products. Calypte disclaims and excludes all other warranties for Calypte Products, including, to the extent permitted by applicable law, all implied

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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warranties, including but not limited to implied warranties of merchantability, fitness for a particular purpose and noninfringement. Calypte can change its warranty at any time, but Calypte will give Distributor as much advance notice in writing of any such change as possible. To the extent that any published warranty provisions of Calypte as to an applicable Calypte Product shipped by us to Distributor under this Agreement are different than the applicable warranty for Calypte Products made by us under this Agreement, the provisions of our published Calypte warranty will control.

                  (c) DISTRIBUTOR WARRANTIES. Distributor will make no warranty, guarantee or representation, whether written or oral, to anyone else whether on Distributor's own or on Calypte's behalf, with respect to Calypte or Calypte Products, unless Calypte has specifically authorized Distributor to do so before Distributor makes such warranty, guarantee or representation.

         6.       OUR PRICES TO DISTRIBUTOR; DISTRIBUTOR PAYMENT TO US.

                  [*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[*]

         7.       ORDER PROCEDURE AND SHIPMENT.

                  (a) FORECASTS. Distributor will give Calypte written forecasts, at least three months before the expected shipment date of the order, of Distributor's expected orders for Calypte Products.

                  (b) CALYPTE ACCEPTANCE. All orders Distributor places for Calypte Products will be subject to acceptance in writing by us at our principal place of business and will not be binding until the earlier of the date Calypte accepts the order or ships it, and, in the case of acceptance by shipment, only as to the portion of the order Calypte actually ships. Distributor shall have the right to reject any Calypte Products not having a shelf life of a minimum of nine months.

                  (c) CONTROLLING TERMS. The terms and conditions of this Agreement and of the applicable Calypte invoice or confirmation will apply to each order accepted or shipped by us to Distributor under this Agreement. To prevent confusion, (i) if there is a conflict between this Agreement and our invoice or confirmation, the terms of this Agreement will control, (ii) the provisions of Distributor's form of purchase order or other business forms will not apply to any order even if Calypte has otherwise acknowledged or accepted such form.

                  (d) CALYPTE RIGHTS WITH RESPECT TO ORDERS. Calypte can cancel any orders that Distributor have placed and which Calypte has accepted, or Calypte can refuse or delay shipment of the order or orders, or parts of the orders, if Distributor: (i) fails to make any payment to Calypte that Distributor is required to make under this Agreement or under any Calypte invoice or acceptance document; or (ii) otherwise fails to comply with what Calypte, in good faith, believes to be the significant terms and conditions of this Agreement. No such cancellation, refusal or delay will be a termination of this Agreement unless Calypte specifically so states to Distributor in writing.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                  (e) CALYPTE RIGHT TO ALLOCATE AMONG ORDERS. If orders for
  Calypte Products exceed our available inventory, Calypte will allocate our available inventory among our customers, and make deliveries to Distributor and other customers of ours, on a basis Calypte believe to be fair, in our sole discretion, and without liability to Distributor because of the method of allocation chosen or its implementation. In any event relating to this paragraph, Calypte will not be liable for any damages, direct, consequential, special or otherwise, to Distributor or to any other person for our failure to deliver or for any delay of Calypte Products for any reason whatsoever.

         8.       LABELING AND OTHER MARKETING MATERIALS.

                  (a) GENERAL OBLIGATIONS. Distributor will distribute Calypte Products with all packaging, warranties and disclaimers, labeling and other instructions as shipped from Calypte without any change to them except as Calypte may approve in advance of Distributor use of them. Distributor will make no representations, warranties or guarantees to any third party with respect to the specifications, features or capabilities of Calypte Products that are inconsistent with the literature distributed by Calypte with respect to such Calypte Products.

                  (b) TRANSLATIONS. If Distributor determines it is necessary or desirable in order for Distributor to distribute Calypte Products in the Territory, Distributor will send Calypte Chinese translation of the labels of Calypte Products and Calypte will include such Chinese translations in the labels on the Calypte Products. Calypte will own all rights to those translated materials unless this Agreement is terminated because of our breach, in which case Distributor will own all rights only to the translation which Distributor made or had someone else make, but not to the underlying materials.

         9. USE OF OUR TRADEMARKS, TRADE NAMES, LOGOS, DESIGNATIONS AND COPYRIGHTS. Calypte authorizes Distributor to use Calypte's trademarks, trade names, logos and designations that Calypte uses for Calypte Products, only during the term of this Agreement in connection with Distributor advertisement, promotion and distribution of Calypte Products in the Territory. Distributor will use them, as Calypte supplies them to Distributor, in Distributor advertising and promotional materials and on all containers and storage media for Calypte Products, and Distributor will not attach any additional trademarks, trade names, logos or designations to any Calypte Product, nor will Distributor use any Calypte trademark, trade name, logo or designation in connection with any non-Calypte Product, without our prior written approval. Distributor has only the above described right to use our marks and Distributor has no ownership rights to them, and cannot use them after this Agreement expires or terminates.

         10. CHANGES BY CALYPTE TO CALYPTE PRODUCTS. Calypte can make whatever changes to Calypte Products as Calypte think in good faith are necessary or appropriate, but Calypte will give Distributor as much advance written notice as Calypte can before Calypte makes any such change. Calypte will cooperate with Distributor to obtain whatever new or changed approvals Distributor may need from any regulatory or other agency within the Territory to allow Distributor to distribute and sell the modified Calypte Products in the Territory. To the extent allowed by law, Calypte will continue to make the unmodified Calypte Products available to Distributor until Distributor can obtain the necessary regulatory approvals for the modified Calypte Products. Calypte will have the right to stop production of or to make changes to any Calypte Product to the extent that Calypte believe in good faith that Calypte must do so under applicable law.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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




         11.       HANDLING OF PROBLEMS WITH CALYPTE PRODUCTS.

                  (a) COMPLAINTS AND REJECTIONS. Distributor will promptly notify Calypte if any Calypte Product is found, upon incoming inspection by Distributor, to be defective or to fail to meet Calypte's applicable written specifications or otherwise to be defective. Distributor and Calypte will discuss in good faith the resolution of any such problem, provided, however, that final resolution of any such problem will be at Calypte's sole discretion. If either of us receives any complaint regarding any Calypte Product from a third party, including without limitation a rejection by any of Distributor's customers of any Calypte Product or return by any customer of any Calypte Product to Distributor as a result of an alleged failure of such Calypte Product's performance, whichever of us receives the complaint will notify the other in writing as to such event within twenty-four (24) hours after receipt of such complaint, and will provide all information necessary to enable the other to comply with applicable regulatory requirements in a timely fashion. Distributor will be responsible for evaluating in detail all complaints from Distributor customers as to Calypte Products and will advise Calypte in writing of Distributor's findings. Calypte will attempt to assist Distributor in addressing any issues or alleged problems in Product performance which Distributor cannot remedy through Distributor's own technical support. Distributor also agrees to provide Calypte on a monthly basis a summary of all complaints that Distributor has received and if and how they were resolved. Calypte will provide to Distributor a form for this purpose, the design of which has been registered with the U.S. FDA. Product is not to be returned to Calypte unless or until Calypte provides to Distributor a Returned Goods Authorization number. If any Calypte Products are rejected because of quality problems associated with production, Calypte shall reimburse Distributor for all direct costs and expenses incurred by Distributor for such rejected products such as shipping expenses, product costs, handling, notification, testing or costs of destruction.

                  (b) PRODUCT RECALL. If either of us, or any applicable regulatory body or agency, recalls any Calypte Product, on the basis that those Calypte Products are believed or alleged to violate any provision of applicable law, then unless Distributor and Calypte agree otherwise in writing, whichever of us initiates the recall will bear all costs and expenses of the recall, including, without limitation, expenses or obligations to third parties, the cost of notifying customers and costs associated with the shipment from Distributor customers to Distributor or to Calypte of recalled Calypte Products sold by Distributor pursuant to Distributor rights under this Agreement. Calypte and Distributor will cooperate fully with each other in effecting any recall of the Calypte Products, including communications with customers and other purchasers or users.

                  (c) OTHER NOTIFICATION. Distributor will notify us in writing of any claim or proceeding involving Calypte Products, other than claims procedures for claims against each other, within ten (10) days after Distributor learn of the claim or proceeding. Distributor also will notify us in writing not more than thirty (30) days after any change in Distributor's executive management or any transfer of all or substantially all of Distributor's assets.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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


         12.      TERM AND TERMINATION OF THIS AGREEMENT.

                  (a) TERM. This Agreement is for an initial term commencing as of the Effective Date of this Agreement and will expire automatically on the date two years and six months after the date of registration of the Calypte Products (the "Initial Term") unless Distributor renews the Agreement as discussed below. If Distributor has purchased and paid for all of the Required Minimum Purchases through the Initial Term as set forth on Exhibit B to this Agreement, then Distributor may, by giving us written notice at least 180 days before the last date of the Initial Term, extend the term of this Agreement for an additional three years (the "Renewal Term").

                  (b) TERMINATION. This Agreement may be terminated prior to the expiration of the Initial Term or of the Renewal Term as follows:

                                    (i)     TERMINATION FOR FAILURE TO OBTAIN
GOVERNMENT APPROVAL. This Agreement may be terminated by Calypte if the Product has not been approved for commercial sale in the Territory by the relevant governmental authorities prior to December 31, 2000.

                                    (ii)    TERMINATION FOR FAILURE TO FULFILL
OBLIGATIONS. This Agreement may be terminated by either party if the other fails to perform one or more of its obligations under this Agreement, and that failure is not cured within the time period set out in written notice from the non-failing party, which time period will be at least thirty (30) days for anything except failure to make payment, and at least ten (10) days for failure to make payment.

                                    (iii)   VOLUNTARY TERMINATION.  Either of us
also may terminate this Agreement at will, at any time during the term of this Agreement, with or without cause, by written notice given to the other not less than six (6) months prior to the effective date of such termination.

                                    (iv)    CALYPTE SEPARATE RIGHTS TO
TERMINATE. Calypte may also terminate this Agreement immediately by written notice to Distributor if Distributor is merged, consolidated, sells all or substantially all of its assets, or if there is, in our good faith view, any substantial change in management or control of Distributor, or if any bill or regulation is introduced into or passed by the legislature or other governing body of the Territory that would grant Distributor compensation, outside of this Agreement, upon any termination or expiration of this Agreement. Calypte also may terminate this Agreement immediately by written notice to Distributor if Calypte become legally unable to sell Calypte Products to Distributor because of some other party's claim that Calypte Products infringe that party's proprietary rights, and if Calypte cannot then obtain from that third party a right for Distributor to continue to purchase and sell Calypte Products within the Territory.

                                    (v)     AUTOMATIC TERMINATION.  This
Agreement will terminate automatically if a receiver is appointed for either of us or for our respective property, or if either of us makes an assignment for the benefit of our respective creditors, or if any proceedings are

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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


commenced by, for or against either of us under any bankruptcy, insolvency or debtor's relief law, or if either of us is liquidated or dissolved.

                  (e) [SIC] ORDERS AFTER TERMINATION NOTICE. Regardless of which of us terminates this Agreement, Calypte can reject all or part of any orders received from Distributor after the notice of termination is sent but prior to the effective date of termination, if availability of Calypte Products is insufficient at that time, in our good faith view, to meet the needs of Calypte and our other customers fully.

                  (f) [SIC] EFFECT OF TERMINATION OR EXPIRATION. [*]

                           (iii)    For a period of twelve (12) months after the
date of termination or expiration, Distributor will make available to Calypte for inspection and copying all portions of Distributor records that pertain to Distributor performance of Distributor obligations and representations under this Agreement.

                           (iv)     Distributor will stop using any Calypte
trademark, trade name, logo or designation.

                  (g) [SIC] NO DAMAGES FOR TERMINATION OR EXPIRATION. Neither of us will be liable to the other for damages of any kind, including incidental or consequential damages, nor for any reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases or commitments made by either of us, arising from or connected with the termination or expiration of this Agreement in accordance with its terms. Distributor and Calypte waive any right either of us may have to receive any compensation or reparations on termination or expiration of this Agreement under the law of the Territory or otherwise, other than as expressly provided in this Agreement, and agree that Distributor has no expectation and has received no assurances that any investment by Distributor in the promotion of Calypte Products will be recovered or recouped or that Distributor will obtain any anticipated amount of profits by virtue of this Agreement. Distributor also agrees that

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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


Distributor will not have or acquire by virtue of this Agreement or otherwise any vested, proprietary or other right in the promotion of Calypte Products or in "goodwill" created by its efforts under this agreement. Distributor understands that Calypte would not have entered into this Agreement but for the limitations of liability as set forth herein.

                  (h) [SIC] SURVIVAL. Calypte's rights and Distributor's obligations to pay Calypte all amounts due under this Agreement, as well as Paragraphs 2(c) and (e), 8b, 9, 11, 12 (e) and (f), and 13-20 of this Agreement will survive any termination or expiration of this Agreement.

         13.      INDEMNIFICATION.

                  (a) CALYPTE'S INDEMNIFICATION OF DISTRIBUTOR. Calypte will, at its expense, defend Distributor against and, subject to the limitations in this Agreement, pay all costs and damages made in settlement or awarded against Distributor, resulting from any claim based on an allegation that a Calypte Product as supplied by us to Distributor under this Agreement infringes a U.S. patent or copyright of anyone else. Distributor will cooperate with Calypte in our defense of any such claim, and Calypte will have sole authority to settle the claim. Calypte will not be liable to Distributor for any claim arising from or based upon the combination, operation or use of any Calypte Product with product not supplied by Calypte, or arising from any alteration or modification by Distributor or Distributor's customers of Calypte Products. The obligations set out in this Paragraph 13(a) are our only obligations to Distributor with respect to any claim by a third party that Calypte Products infringe any other party's proprietary rights.

                  (b) DISTRIBUTOR INDEMNIFICATION OF CALYPTE. Distributor will indemnify Calypte (including paying all reasonable attorneys' fees and costs of litigation) against and hold Calypte harmless from, any claims by any other party resulting from Distributor acts, omissions or misrepresentations.

         14. LIMITATIONS OF LIABILITY. Neither of us will be liable to the other or to the other's vendors or customers for any lost profits or for any direct, indirect, incidental, consequential, punitive or other special damages suffered by either of us, or by such other parties, arising out of or related to this Agreement or to Calypte Products, for any legal or equitable action, under whatever theory, even if either or both of us have been advised of the possibility of such damages.

         15. CONFIDENTIALITY. Each party will keep as confidential all information which each party receives from the other and which is marked as confidential by the sender of the information. Neither of us will use the other's confidential information except in performance of this Agreement and each party will disclose such information to third parties except to the extent required by law, and then will let the other party know immediately in writing if such required disclosure is to be made. Neither of us will have any obligation under this Paragraph 15 with respect to any information of the other that the other has disclosed to anyone else without this obligation of confidentiality, or which otherwise is known to the public not due to a breach by one of us of our obligations under this Paragraph 15.

         16.      RESOLVING DISAGREEMENTS.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  (a) GENERAL. Distributor and Calypte, and the other parties to this Agreement, will seek to resolve any disagreement Calypte may have under this Agreement by cordial discussion of our senior managers and executives. If, within thirty (30) days after one of us has given written notice to the other of a disagreement, and the parties cannot resolve the matter on their own as discussed in this Paragraph 16(a), then either of us, by written notice to the other, can refer the matter to arbitration, which will be binding and which will be conducted as next described.

                  (b) BINDING ARBITRATION. All disputes or disagreements between us arising out this Agreement, or in respect of any defined legal relationship associated with this Agreement, which have not been resolved by our mutual discussion as provided above, will, upon the written demand by either of us mentioned above, be referred to and finally resolved by arbitration in Beijing under the rules of a bona fide international commercial arbitration organization (such as the International Chamber of Commerce and the Foreign Economic and Trade Arbitration Commission of China Council for the Promotion of International Trade in Beijing) which is mutually acceptable to both parties. The arbitration will be conducted in the English language. Relevant documents in other languages will be translated into English if the arbitrators so direct. A written transcript in English of the hearing will be made and furnished to the parties. The applicable substantive law will be the law of the State of California, U.S.A., excluding the Convention on Contracts for the International Sale of Goods and excluding that body of law known as conflict of laws unless the arbitrators decide that the applicable law should be the laws of China with respect to events occurring in China, in which case the laws of China shall apply. The arbitrators will decide in accordance with the terms of this Agreement and will take into account any appropriate international trade usages applicable to the transaction. The arbitrators will state the reasons upon which the award is based.

                  (c) ENFORCEMENT OF ARBITRATION AWARD. The award of the arbitrators will be final and binding upon both of us, and either of us can enter judgment upon the award in any court with jurisdiction. Either of us can make an application to any such court for judicial acceptance of the award and for an order of enforcement. Each of us consents to the enforcement of any judgment rendered in the United States or China in any enforcement action. Any defenses either of us might raise concerning the validity and enforceability of the arbitration judgment will be deemed waived unless first raised in a court of competent jurisdiction in the United States.

         17. OUR RELATIONSHIP. Distributor's relationship with Calypte during the term of this Agreement will be that of an independent contractor. Neither party will have any power, right or authority to bind the other, or to assume or create any obligation or responsibility, express or implied, on behalf of the other or in the other's name, except as is specifically set out in this Agreement.

         18. ASSIGNMENT. Neither party can assign this Agreement unless the other approves in writing before the assignment, except that Calypte can assign this Agreement to any party which purchases all or substantially all of Calypte's assets, or to the surviving entity in any merger or reorganization in which Calypte is not the surviving entity. The provisions of this Agreement


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

will be binding upon and inure to the benefit of the parties, our respective successors and permitted assigns.

         19. GUARANTEE BY NCAIDS, CHINA OF DISTRIBUTOR PERFORMANCE OF DISTRIBUTOR OBLIGATIONS. NCAIDS, CHINA hereby unconditionally and irrevocably guarantees in full the performance of all of Distributor's obligations under this Agreement, and such guarantee as to amounts Distributor may owe Calypte is a guarantee of payment and not just of collection.

         20. JOINT VENTURE. Calypte and Distributor hereby agree to explore the possibility of establishing a joint venture to manufacture the Calypte Product in China. The specifics of capitalization, location, ownership, and registration will be determined in good faith negotiations between the two parties.

         21.      GENERAL PROVISIONS.

                  (a) NOTICES. All notices and demands under this Agreement will be in writing and will be delivered by personal delivery, including internationally recognized courier service, or by facsimile, at the address of the receiving party set out below our signatures, as either of us may change our address by notice to the other in accordance with this Paragraph 21. Deliveries by personal delivery will be deemed made when delivered, and deliveries by facsimile will be deemed made upon confirmed facsimile transmission.

                  (b) CONTROLLING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the laws of the State of California, excluding the Convention on Contracts for the International Sale of Goods and excluding that body of law known as conflict of laws unless the arbitrators appointed pursuant to Section 16(b) decide that the laws of China shall apply with respect to events occurring in China, in which case the laws of China shall apply.

                  (c) SEVERABILITY. If any of the provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement will remain in full force and effect.

                  (d) FORCE MAJEURE. Neither of us will be responsible for any failure to perform due to unforeseen circumstances or to causes beyond Distributor or our reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, failure to obtain export licenses or shortages of transportation, facilities, fuel, energy, labor or materials. If there is such a delay, whichever of us is so delayed may defer the date of performance of the relevant obligations under this Agreement for a period equal to the time of such delay.

                  (e) ENTIRE AGREEMENT. This Agreement is our complete agreement with respect to the specific matters set out in this Agreement, and supersedes in their entirety any and all written or oral agreements previously existing between any of us with respect to such specific matters. Any changes to this Agreement must be in writing and signed by at least Calypte and Distributor.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  (f) CHOICE OF LANGUAGE. The original of this Agreement has been written in English and Chinese, and the English-language and the Chinese-language versions of this Agreement will have equal force in interpreting this Agreement.

                  (g) AUTHORITY. CHINESE TRANSLATIONS. Each party executing this Agreement represents and warrants to the other parties that it has been duly authorized under applicable law to execute and deliver this Agreement. This Agreement will be translated into the Chinese language by us and approved and signed by Distributor within five days after receipt and this Agreement will become effective upon the signing of the Chinese translation. For the avoidance of doubt, the Chinese translation will not change the substantive meanings of this Agreement.


CALYPTE BIOMEDICAL CORPORATION:            BEIJING HUA AI SCIENCE AND TECHNOLGY
                                           DEVELOPMENT CO. LTD:

By: /s/ Nancy E. Katz                      By: /s/ Zheng Xiwen
   ---------------------------                --------------------------------
Name: Nancy E. Katz                        Name: Zheng Xiwen
                                              --------------------------------
Title: President                           Title: Director
                                              --------------------------------
Date signed:  5/16/00                      Date signed: May 16, 2000


PERFORMANCE OF DISTRIBUTOR GUARANTEED:


NATIONAL CENTER FOR AIDS PREVENTION AND CONTROL:

By: /s/ Zheng Xiwen
   ---------------------------
Name: Zheng Xiwen
     -------------------------
Title: Deputy Director (Executive)
      ------------------------
Date signed: May 16, 2000
            ------------------




THE CHINESE ACADEMY OF PREVENTIVE MEDICINE

By: /s/ Wang Kean
   ---------------------------
Name: Wang Kean
     -------------------------
Title: President
      ------------------------
Date signed: May 16, 2000
            ------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                EXHIBIT A

               CALYPTE PRODUCTS AND PRICES TO DISTRIBUTOR



[*]




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT B



                    DISTRIBUTOR MINIMUM PURCHASE REQUIREMENTS


[*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.